EXECUTION VERSION CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOTMATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED. GUARANTY AGREEMENT GUARANTY AGREEMENT, dated as of August 1, 2022 (as may be amended, restated, supplemented or otherwise modified from time to time, this “Guaranty”), made by Altisource Asset Management Corporation, a U.S. Virgin Islands corporation, as guarantor (“Guarantor”), in favor of Flagstar Bank FSB, a federally chartered savings bank, as administrative agent on behalf of Buyers (“Administrative Agent”). RECITALS WHEREAS, pursuant to that certain Master Repurchase Agreement, dated as of August 1, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), by and among Administrative Agent, Flagstar Bank FSB, as a buyer (in such capacity, the “Flagstar Buyer”), Grapetree Lending LLC, as seller (the “Seller”), Guarantor and the other buyers from time to time party thereto (collectively, with the Flagstar Buyer, the “Buyers”), Seller may, from time to time, sell to Administrative Agent, on behalf of Buyers, certain residential mortgage loans (including the servicing rights related thereto) and/or other mortgage related assets and interests, against the transfer of funds by Administrative Agent, on behalf of Buyers, with a simultaneous agreement by Administrative Agent, on behalf of Buyers, to sell to Seller such purchased assets at a date certain or on demand, against the transfer of funds by Seller (the “Transactions”); and WHEREAS, Guarantor derives a substantial direct and indirect benefit from Administrative Agent, on behalf of Buyers, entering into Transactions with Seller pursuant to the Agreement. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor has agreed to provide this Guaranty in respect of the Obligations (as defined herein), and hereby agrees as follows: 1. Defined Terms. (a) Terms used herein and not defined herein shall have the meanings given to them in the Agreement. “Obligations” shall mean the unsatisfied obligations and liabilities of Seller to Administrative Agent and any Buyer, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, or out of or in connection with the Agreement or any other Principal Agreement.

2 (b) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and section and paragraph references are to this Guaranty unless otherwise specified. (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. 2. Guaranty. (a) Guarantor hereby, unconditionally and irrevocably, guarantees to Buyer and its successors, endorsees, transferees and assigns, the prompt and complete payment and performance by Seller, when due (whether at the stated maturity, by acceleration or otherwise but, for the avoidance of doubt, inclusive of any and all applicable grace periods) of the Obligations of Seller (the “Guaranteed Obligations”). (b) Guarantor further agrees to pay any and all reasonable costs and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel) which may be paid or incurred by Administrative Agent, on behalf of Buyers, in enforcing any rights with respect to, or collecting, any or all of the Guaranteed Obligations of Guarantor described in this Guaranty and/or enforcing any rights with respect to, or collecting against, Guarantor under this Guaranty; provided, that notwithstanding anything to the contrary herein, in no event shall Guarantor’s total liability under this Guaranty exceed the Obligations of Seller under the Agreement. This Guaranty shall remain in full force and effect until the Guaranteed Obligations are paid in full, notwithstanding that from time to time prior thereto Seller may be free from any Guaranteed Obligations. (c) Except as expressly provided elsewhere in this Guaranty, no payment or payments made by Seller or any other Person (except for payments made by Guarantor in respect of the Guaranteed Obligations) or received or collected by Administrative Agent or any Buyer from Seller or any other Person (except for payments received or collected from Guarantor in respect of the Guaranteed Obligations) by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of Guarantor hereunder which shall, notwithstanding any such payment or payments, remain liable for the Guaranteed Obligations until the Guaranteed Obligations are paid in full and the satisfaction and discharge of the Agreement. (d) Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to Administrative Agent on account of its liability hereunder, it will notify Administrative Agent in writing that such payment is made under this Guaranty for such purpose. 3. Representations and Warranties of Guarantor; Covenants of Guarantor. (a) Guarantor hereby represents and warrants as of the date hereof: (i) that it (A) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (B) has the full legal power and authority and has all governmental licenses, authorizations, consents and approvals, necessary to

3 own its property and to carry on its business as currently conducted, and (C) is duly qualified to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary; (ii) that the execution, delivery and performance by it of the Principal Agreements and all other documents and transactions contemplated thereby, are within its corporate powers, have been duly authorized by all necessary corporate action and do not constitute or will not result in (A) a breach of any of the terms, conditions or provisions of its articles of incorporation or bylaws; (B) a material breach of any legal restriction or any material agreement or instrument to which it is now a party or by which it is bound; (C) a material default or an acceleration under any of the foregoing; or (D) the violation of any law, rule, regulation, order, judgment or decree to which it or its property is subject; (iii) the Principal Agreements and all other documents contemplated thereby constitute legal, binding and valid obligations of it, enforceable against it in accordance with their respective terms, except as limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditor’s rights; (iv) that the execution and delivery of this Guaranty and all other documents contemplated hereby and the performance of its obligations thereunder do not require any license, consent, approval, authorization or other action of any Governmental Authority or any other Person, or if required, such license, consent, approval, authorization or other action has been obtained prior to the Effective Date; (v) that it is not in violation of any of its articles of incorporation or bylaws, of any provision of any applicable law, or of any judgment, award, rule, regulation, order, decree, writ or injunction of any court or public regulatory body or authority; (vi) that all financial statements of Guarantor (and its Subsidiaries, on a consolidated basis) delivered to Administrative Agent, on behalf of Buyers, fairly and accurately present the financial condition of the parties for whom such statements are submitted. The consolidated financial statements of Guarantor have been prepared in accordance with GAAP consistently applied throughout the periods involved, and there are no contingent liabilities not disclosed thereby that would adversely affect the financial condition of Guarantor. Since the close of the period covered by the latest financial statement delivered to Administrative Agent, on behalf of Buyers, with respect to Guarantor, there has been no material adverse change in the assets, liabilities or financial condition of Seller or Guarantor nor is it aware of any facts that, with or without notice or lapse of time or both, would or could result in any such material adverse change. No event has occurred, including, without limitation, any litigation or administrative proceedings, and no condition exists or, to the knowledge of it, is threatened, that (A) could be expected to render it unable to perform its obligations under the Principal Agreements and all other documents contemplated thereby or Seller unable to perform its Obligations under the Principal Agreements and all other documents contemplated thereby; (B) would constitute a Potential Default or Event of Default; or (C) could result in a Material Adverse Effect;

4 (vii) that the only credit facilities, including repurchase agreements for mortgage loans and mortgage-backed securities, of Guarantor that are presently in effect and are secured by mortgage loans or provide for the purchase, repurchase or early funding of mortgage loan sales, are with Persons disclosed to Administrative Agent, on behalf of Buyers, at the time of application, or thereafter disclosed to Administrative Agent, on behalf of Buyers, in accordance with Section 3(b)(iv); (viii) that it has good, valid, insurable (in the case of real property) and marketable title to all of its properties and other assets, whether real or personal, tangible or intangible, reflected on the financial statements delivered to Administrative Agent, on behalf of Buyers, except for such properties and other assets that have been disposed of in the ordinary course of business of its business, and all such properties and other assets are free and clear of all liens except as disclosed in such financial statements; (ix) except as set forth on Schedule 5 to the Agreement, there is no action, proceeding or investigation pending with respect to which Guarantor has received service of process or, to the best of Guarantor’s knowledge threatened against it before any court, administrative agency or other tribunal (A) making a claim individually in an amount greater than $[***] or in an aggregate amount greater than $[***], or (B) which challenges the validity or enforceability of any Principal Agreement; (x) that it and its Subsidiaries have timely filed all Federal, all income and all other material tax returns and reports required to be filed and has paid all income and other material taxes, assessments, fees and other governmental charges levied upon it or its property or income (whether or not shown on such tax returns) that are due and payable, including interest and penalties, or has provided adequate reserves for the payment thereof in accordance with GAAP and, in the case of an assessment, is contesting such payment in good faith and by proper proceedings. Any taxes, fees and other governmental charges payable by it or its Subsidiaries in connection the execution and delivery of the Principal Agreements have been paid; (xi) that it is not in default (after giving effect to all applicable grace or cure periods) under any Debt in excess of $[***] to which it is a party or by which it is bound in any respect, where the occurrence of such default permits the acceleration of such Debt; (xii) that each Plan is in compliance in all material respects with the requirements of ERISA and the Code, and no Reportable Event has occurred with respect to any Plan. Except as would not reasonably be expected to have a Material Adverse Effect, no Plan is considered to be an “at-risk” plan within the meaning of Section 430 of the Code or Section 303 of ERISA. Except as would not reasonably be expected to have a Material Adverse Effect, Guarantor does not provide or have any obligation to provide or have any liability with respect to any material medical or health benefits to former employees other than as required by COBRA. None of the assets of Guarantor are “plan assets” within the meaning of 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA. Guarantor and ERISA Affiliates have made all required contributions to each Plan, and to each Multiemployer Plan to which it is obligated to

5 contribute, except as would not reasonably be expected to result in a Material Adverse Effect. Except as would not reasonably be expected to have a Material Adverse Effect, No event or condition described in clauses (A) through (F) of Section 3(b)(xvi) has occurred or exists, other than an event or condition with respect to which notice has been provided in accordance with Section 3(b)(xvi); (xiii) that neither this Guaranty nor any representations and warranties or information, reports, financial statements, exhibits and schedules furnished in writing, or made available for viewing, by or on behalf of Guarantor or any of its Affiliates or Subsidiaries to Administrative Agent, on behalf of Buyers, in connection with the negotiation, preparation or delivery of this Guaranty and the other Principal Agreements or included herein or therein or delivered pursuant hereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished or made available, as applicable, after the date hereof by or on behalf of Guarantor or any of its Affiliates or Subsidiaries to Administrative Agent, on behalf of Buyers, in connection with this Guaranty and the other Principal Agreements and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to it that, after due inquiry, could have a Material Adverse Effect that has not been disclosed herein, in the other Principal Agreements or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished in writing to Administrative Agent, on behalf of Buyers, for use in connection with the transactions contemplated hereby or thereby; (xiv) that neither Guarantor nor any of its Subsidiaries is required to register, nor will Guarantor or any of its Subsidiaries be required to register as a result of the transactions contemplated hereby, as an “investment company” under the Investment Company Act and although there may be additional exclusions or exemptions available to Seller or Guarantor and Seller, Seller and Guarantor will rely on Section 3(c)(5)(C) under the Investment Company Act for its exclusion from the definition of “investment company”; no one acting on Seller’s or Guarantor’s behalf has taken any action that would require registration of Guarantor under the Investment Company Act, and no one acting on Guarantor’s behalf has authorized or will authorize any Person to act in such manner. Each of Guarantor and Seller is structured so as not to constitute a “covered fund” as defined in the final regulations issued December 10, 2013, implementing the “Volcker Rule” (Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act); (xv) that, as of the date hereof and immediately after giving effect to each Transaction, the fair value of the its assets is greater than the fair value of its liabilities (including, without limitation, contingent liabilities if and to the extent required to be recorded as a liability on the financial statements of it in accordance with GAAP) and it is and will be solvent, is and will be able to pay its debts as they mature and does not and will not have an unreasonably small capital to engage in the business in which it is engaged and proposes to engage. It does not intend to incur, or believe that it has

6 incurred, debts beyond its ability to pay such debts as they mature. It is not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of it or any of its assets. It is not transferring any Assets with any intent to hinder, delay or defraud any of its creditors; (xvi) that it has complied with all applicable Anti-Money Laundering Laws and it has established an anti-money laundering compliance program as required by the Anti- Money Laundering Laws; (xvii) that neither it nor any Person controlling or controlled by it nor any Person having a direct beneficial interest in it nor any Person for whom it is acting as agent or nominee in connection with this transaction (1) is a Person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of the Executive Order, (2) engages in any dealings or transactions prohibited by Section 2 of the Executive Order, or is otherwise associated with any such Person in any manner violative of Section 2 of the Executive Order, or (3) is a Person on the list of Specially Designated Nationals and Blocked Persons or is in violation of the limitations or prohibitions under any other OFAC regulation or executive order; (xviii) that no part of the proceeds of the Purchase Price will be used, directly or indirectly, by any Person for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended; (xix) that it acknowledges by executing this Guaranty that Administrative Agent, on behalf of Buyers, has notified it that, pursuant to the requirements of the Patriot Act, Administrative Agent, on behalf of Buyers, is required to obtain, verify and record such information as may be necessary to identify it, and confirm that the administrator of it (or the administrator of the applicable direct or indirect owner of Equity Interests of it) has obtained, verified and recorded such information as may be necessary to identify any Person owning [***] or more of the direct Equity Interests of it (including, without limitation, the name and address of such Person), in each case, in accordance with the Patriot Act; (xx) that it has received and reviewed copies of the Principal Agreements; (xxi) that it has a financial interest in Seller and it has determined that it will benefit from the execution of the Principal Agreements; (xxii) that since the furnishing of such documents or information, there has been no material adverse change that would render any of such documents or information untrue, incomplete or misleading in any material respect; (xxiii) that, except as identified pursuant to a notice delivered in accordance with Section 9.2(j) of the Agreement, its chief executive office is located at [***];

7 (xxiv) all copyrights, trademarks, and service marks and United States, state and foreign registrations thereof and applications therefor in which Guarantor has an interest as an owner or licensee have been disclosed to and approved in writing by Administrative Agent, on behalf of Buyers. All trade names of each of Guarantor and its Subsidiaries have been disclosed to and approved in writing by Administrative Agent, on behalf of Buyers; (b) Guarantor hereby covenants with Administrative Agent as follows: (i) to the extent not made publically available, as soon as possible but in no event (A) more than [***] after the end of each fiscal quarter, Guarantor shall deliver to Administrative Agent, on behalf of Buyers, consolidated financial statements of Guarantor and its consolidated Subsidiaries, including statements of income and changes in shareholders’ equity (or its equivalent) for the period from the beginning of such fiscal year to the end of such fiscal quarter, and the related balance sheet as of the end of such fiscal quarter, all in reasonable detail and, if such fiscal quarter is also the final fiscal quarter of a fiscal year, such financial statements shall be certified by the chief financial officer of Guarantor, subject, however, to year-end audit adjustments; (ii) to the extent not made publically available, as soon as possible but in no event more than [***] following the last day of Guarantor’s first fiscal quarter, Guarantor shall deliver to Administrative Agent, on behalf of Buyers, consolidated financial statements of Guarantor and its consolidated Subsidiaries. Such financial statements shall include statements of income and changes in shareholders’ equity (or its equivalent) for such fiscal year and the related balance sheet as at the end of such fiscal year, all in reasonable detail, certified by the chief financial officer of Guarantor, and accompanied by an unqualified opinion of a certified public accounting firm reasonably satisfactory to Administrative Agent, on behalf of Buyers, stating that the financial statements fairly present the financial condition and results of operations of Guarantor, as of the end of, and for, such year; (iii) together with the financial statements required to be delivered pursuant to Sections 3(b)(i) and (ii), Guarantor shall deliver to Administrative Agent, on behalf of Buyers, an officer’s certificate substantially in a form attached to the Agreement as Exhibit C which shall include funding and production volume reports for the previous quarter and evidence of compliance with all financial covenants; (iv) Guarantor shall deliver to Administrative Agent, on behalf of Buyers, after the end of each quarter, a report which shall be included in the officer’s certificate delivered pursuant to Section 3(b)(iii) above, which sets forth a list of all mortgage financing facilities including, without limitation, any warehouse, repurchase, purchase or off-balance sheet facilities, that were entered into by Guarantor or Seller in the preceding month; (v) upon request of Administrative Agent, on behalf of Buyers, Guarantor shall (A) deliver to Administrative Agent, on behalf of Buyers, within [***] after the end of each month, a collateral tape including the data fields (to be determined, but to include,

8 at a minimum fields for unpaid principal balance and interest paid to date) representing the Purchased Mortgage Loans subject to Transactions under the Agreement as of the end of such month, reasonably acceptable to Administrative Agent, on behalf of Buyers, in its discretion, and (B) promptly deliver to Administrative Agent, on behalf of Buyers, any additional information as reasonably requested; (vi) Guarantor shall deliver to Administrative Agent, on behalf of Buyers, at the annual review of the Seller, its Other Investor Report Cards; (vii) with reasonable promptness upon Administrative Agent’s request, Guarantor shall deliver to Administrative Agent, on behalf of Buyers, with reasonable promptness upon Administrative Agent’s request: (A) copies of any reports related to the Purchased Assets or (B) any other information in Guarantor’s possession related to the Purchased Assets; (viii) as may be reasonably requested by Administrative Agent, on behalf of Buyers, from time to time, Guarantor shall deliver or make available for viewing to Administrative Agent, on behalf of Buyers, within [***] of filing or receipt (A) copies of all regular or periodic financial or other reports, if any, that Guarantor files with any governmental, regulatory or other agency and (B) copies of all audits, examinations and reports concerning the operations of Guarantor from any Approved Investor, Insurer or licensing authority. In addition, Guarantor shall deliver to, or make available for viewing by, Administrative Agent, on behalf of Buyers, with reasonable promptness, such further information reasonably related to the business, operations, properties or financial condition, including any financial projections (to the extent available), of Seller or Guarantor, in such detail and at such times as Administrative Agent, on behalf of Buyers, may reasonably request. Guarantor understands and agrees that all reports and information provided to Administrative Agent, on behalf of Buyers, by or relating to Seller or Guarantor may be disclosed to Administrative Agent’s or any Buyer’s Affiliates; (ix) [Reserved]; (x) upon request of Administrative Agent, on behalf of Buyers, Guarantor shall deliver to Administrative Agent, on behalf of Buyers, within [***] after the fiscal year end, an annual portfolio performance report reflecting the performance of Seller’s portfolio of mortgage loans for such fiscal year; (xi) Guarantor shall give Administrative Agent, on behalf of Buyers, prompt (but in no event later than [***] after becoming aware, except for clause (P), with respect to which notice shall be provided immediately upon becoming aware), written notice, in reasonable detail, of: (A) any action, suit or proceeding instituted by or against Seller or Guarantor in any federal or state court or before any commission or other regulatory body (federal, state or local, foreign or domestic), or any such action, suit or proceeding threatened against Seller or Guarantor, in any case, if such

9 action, suit or proceeding, or any such action, suit or proceeding threatened against Seller or Guarantor, (i) involves a potential liability, on an individual or aggregate basis, with respect to which there is a reasonable likelihood that such action, suit or proceeding will result in a liability equal to or greater than $[***], (ii) that causes the aggregate outstanding potential liability of actions, suits and proceedings with respect to which there is a reasonable likelihood of an adverse determination to exceed $[***], (iii) is reasonably likely to result in a Material Adverse Effect with respect to Seller or Guarantor or (iv) questions or challenges the validity or enforceability of any of the Principal Agreements; provided, that, in each case, Guarantor shall not be required to deliver notice of any action, suit, proceeding or other items set forth on Schedule 5 of the Agreement; (B) the filing, recording or assessment of any federal, state or local tax lien against Seller or Guarantor, or any of Seller’s or Guarantor’s assets, unless such filing, recording or assessment could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect with respect to Guarantor; (C) the occurrence of any Potential Default or Event of Default; (D) the actual or threatened in writing material suspension, revocation or termination (other than a termination by Guarantor without cause) of Seller’s or Guarantor’s licensing or eligibility, in any respect, as an approved, licensed lender, seller, mortgagee or servicer of assets similar to the Purchased Assets; (E) the suspension, revocation or termination of any existing mortgage loan repurchase or warehouse facility for assets similar to the Purchased Assets (other than an ordinary course termination); (F) any Purchased Asset ceases to be an Eligible Asset; (G) any Approved Investor that threatens in writing to set-off amounts owed by Seller or Guarantor to such Approved Investor against the purchase proceeds owed by the Approved Investor to Seller or Guarantor for the Purchased Assets (excluding amounts owed by Seller or Guarantor to the Approved Investor which are directly related to Purchased Assets and which are expressly allowed to be set-off by the Approved Investor pursuant to the related Bailee Agreement); (H) any fact that, after due inquiry, could reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Principal Agreements or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to Administrative Agent, on behalf of Buyers, for use in connection with the transactions contemplated hereby or thereby; (I) any other action, event or condition of any nature that could reasonably be expected to lead to or result in a Material Adverse Effect with respect to Seller or Guarantor or that, with notice or lapse of time or both, would

10 constitute a default under any material agreement, instrument or indenture to which Seller or Guarantor is a party or to which Guarantor, its properties or assets may be subject; (J) any (1) change to the location of its chief executive office/chief place of business from that specified in Section 3(a)(xxiii), (2) change in its name or corporate or company structure (or the equivalent) of Seller or Guarantor or change in the location where Seller or Guarantor maintains its books and records, or (3) reincorporation or reorganization of Seller or Guarantor under the laws of another jurisdiction; (K) in each case, other than in the ordinary course, upon Guarantor becoming aware of (i) the commencement of any material non-routine investigation or the institution of any proceeding or the threat in writing of institution of any proceeding against Seller or Guarantor by any supervisory or regulatory Governmental Authority supervising or regulating the origination or servicing of mortgage loans by, or the issuer or seller status of, Seller or Guarantor or (ii) the commencement of any material investigation, or the institution of any material proceeding or the threat in writing of institution of any material proceeding against Seller or Guarantor or any Approved Originator by any city, county or municipal supervisory or regulatory Governmental Authority supervising or regulating the origination or servicing of mortgage loans by, or the issuer or seller status of, Seller or Guarantor or any Approved Originator; (L) [Reserved]; (M) any change to the date on which Seller’s or Guarantor’s fiscal year begins from Seller’s or Guarantor’s current fiscal year beginning date; (N) [Reserved]; (O) following the Effective Date, any settlement with, or issuance of a consent order by, any Governmental Authority, in which the fines, penalties, settlement amounts or any other amounts owed by Seller or Guarantor thereunder exceeds $[***] in the aggregate; and (P) any final judgment or decree entered against Seller or Guarantor or any of their respective Affiliates or Subsidiaries by a court, administrative tribunal or other body having jurisdiction involving a liability of $[***]or more; (xii) Guarantor shall (A) preserve and maintain its legal existence and all of its governmental licenses, authorizations, consents and approvals necessary for Guarantor to conduct its business and to perform its obligations under this Guaranty and any other Principal Agreements, (B) comply with the requirements of all applicable laws, rules, regulations and orders of Governmental Authorities (including, without limitation, truth in lending, real estate settlement procedures and all environmental laws) if the failure to comply with such requirements would be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect, (C) maintain adequate records and books of

11 account, in which complete entries will be made in accordance with GAAP consistently applied, and (D) pay and discharge all income and other taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its properties prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained in accordance with GAAP; (xiii) Guarantor warrants and will defend the right, title and interest of Administrative Agent and each Buyer in and to all Purchased Items against all adverse claims and demands of all Persons whomsoever. Guarantor will comply with all applicable laws, rules and regulations of any Governmental Authority applicable to it or relating to the Purchased Assets and cause the Purchased Assets to comply with all applicable laws, rules and regulations of any such Governmental Authority. Following an Event of Default that is continuing, Guarantor shall allow Administrative Agent and any Buyer (a) to inspect any Mortgaged Property relating to a Purchased Mortgage Loan; (b) to appear in or intervene in any proceeding or matter affecting any Purchased Asset or other Purchased Item or the value thereof; (c) to initiate, commence, appear in and defend any foreclosure, action, bankruptcy or proceeding which could affect Administrative Agent’s or any Buyer’s ownership or security of the Purchased Items or the value thereof, or the rights and powers of Administrative Agent and Buyers; (d) to contest by litigation or otherwise any lien asserted against any Purchased Mortgage Loan (or against the related Mortgaged Property) or against any other Purchased Item, the improvements, or the personal property identified therein; and/or (e) to make payments on account of such encumbrances, charges, or liens and to service any Purchased Mortgage Loans and take any action it may deem appropriate to collect all amounts due and owing with respect to any Purchased Items or any part thereof or to enforce any rights with respect thereto. All reasonable costs and expenses, including reasonable attorneys’ fees (including, but not limited to, those incurred on appeal), that Administrative Agent or Buyers may incur with respect to any of the foregoing and any expenditures it may make to protect or preserve the Purchased Items or the rights of Administrative Agent and Buyers, shall be payable by Guarantor. Guarantor shall repay the same to Administrative Agent, on behalf of Buyers, upon demand with interest, at the Default Rate, from the date any such expenditure shall have been made until the day it is repaid. (xiv) Guarantor shall, at its expense, promptly procure, execute and deliver to Administrative Agent, on behalf of Buyers, upon reasonable request, all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of Guarantor in this Guaranty; (xv) Guarantor shall maintain an insurance policy covering against loss or damage relating to or resulting from any breach of fidelity by Guarantor, or any officer, director, employee or agent of Guarantor, any loss or destruction of documents (whether written or electronic), fraud, theft, misappropriation and errors and omissions, such that Administrative Agent, on behalf of Buyers, shall have the right to pursue any claim for coverage available to any named insured to the full extent allowed by law. This policy shall name Administrative Agent, on behalf of Buyers, as a loss payee with an unlimited

12 right of action. Guarantor shall or shall cause to be provided notice of cancellation or reduction in the terms of any such insurance; (xvi) As soon as reasonably possible, and in any event within [***] after Guarantor has knowledge or has reason to believe that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists and such events or condition would reasonably be expected to have a Material Adverse Effect, a statement signed by a senior financial officer of Guarantor setting forth details respecting such event or condition and the action, if any, that Guarantor or any of their respective ERISA Affiliates, as applicable, propose to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by Guarantor or any of their respective ERISA Affiliates with respect to such event or condition): (A) any Reportable Event or failure to meet minimum funding standards with respect to a Plan; provided that a failure to meet the minimum funding standard of Section 412 of the Code or Sections 302 or 303 of ERISA with respect to a Plan, including, without limitation, the failure to make on or before its due date a required installment under Section 430(j) of the Code or Section 303(j) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(c) of the Code or any request for a waiver under Section 412(c) of the Code for any Plan; (B) the distribution under Section 4041(c) of ERISA of a notice of intent to terminate any Plan or any action taken by Guarantor or an ERISA Affiliate to terminate any Plan; (C) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by Guarantor, any Subsidiary thereof or their respective ERISA Affiliates of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan; (D) the complete or partial withdrawal from a Multiemployer Plan by Guarantor, any Subsidiary thereof or their respective ERISA Affiliates that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by Guarantor, any Subsidiary thereof or their respective ERISA Affiliates of notice from a Multiemployer Plan that it is in insolvency pursuant to Section 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA; (E) the institution of a proceeding by a fiduciary of any Multiemployer Plan against Guarantor, any Subsidiary thereof or their respective ERISA Affiliates to enforce Section 515 of ERISA, which proceeding is not dismissed within [***]; and

13 (F) the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) and Section 436 of the Code, would result in the loss of tax-exempt status of the trust of which such Plan is a part if Guarantor, any Subsidiary thereof or their respective ERISA Affiliates fails to timely make a contribution or provide security to such Plan in accordance with the provisions of said Sections; (xvii) [Reserved]; (xviii) Guarantor shall, at all times comply, with the financial covenants contained in the Section of the Transactions Terms Letter titled “Financial Covenants” or such financial covenants contained in any More Favorable Agreement pursuant to Section 9.15 of the Agreement; (xix) Guarantor shall deliver to Administrative Agent, on behalf of Buyers, to the extent not otherwise publicly available, such information regarding the operations, business, affairs and financial condition of Guarantor or any of its Subsidiaries as Administrative Agent, on behalf of Buyers, may request; (xx) Guarantor shall, upon request of Administrative Agent, on behalf of Buyers, and at its own expense, promptly: (A) execute and deliver to Administrative Agent, on behalf of Buyers, all such other and further documents reasonably required by Administrative Agent, on behalf of Buyers, and (B) take such other action as Administrative Agent, on behalf of Buyers, may reasonably require, in each case, to more effectively carry out the intent of the provisions under this Guaranty; (xxi) Guarantor shall not, directly or indirectly, (a) wind up, liquidate or dissolve its affairs; (b) enter into any transaction of merger or consolidation with any Person; (c) convey, sell, lease or otherwise dispose of, or agree to do any of the foregoing at any future time, all or substantially all of its property or assets; (d) form or enter into any partnership, joint venture, syndicate or other combination which could be reasonably likely to result in a Material Adverse Effect with respect to Seller or Guarantor; or (e) allow a Change of Control to occur with respect to Seller or Guarantor; provided, however, that Seller and Guarantor may, without the prior written consent of Administrative Agent, on behalf of Buyers, and provided that a Potential Default or an Event of Default is not existing and will not occur as a result thereof: (i) merge or consolidate with any Person if Seller or Guarantor, as applicable, is the surviving and controlling entity, and (ii) in the ordinary course of Seller’s or Guarantor’s, as applicable, mortgage banking business, sell equipment that is uneconomic or obsolete and acquire Mortgage Loans for resale and sell Mortgage Loans; (xxii) Guarantor shall not engage to any substantial extent in any line or lines of business activity other than the businesses generally carried on by it as of the Effective Date and reasonable extensions and developments thereof and businesses reasonably similar, ancillary or complementary thereto; (xxiii) Guarantor shall not, either directly or indirectly, without the prior written consent of Administrative Agent, on behalf of Buyers, pay any Debt or Subordinated

14 Debt if such payment shall cause an Event of Default. Further, if an Event of Default shall have occurred and for as long as such is continuing, Guarantor shall not, either directly or indirectly, without the prior written consent of Administrative Agent, on behalf of Buyers, make any payment of any kind thereafter on such Debt or Subordinated Debt until all obligations of Guarantor hereunder and of Seller under the Agreement have been paid and performed in full; provided, that Guarantor shall be permitted, without the prior written consent of Administrative Agent, on behalf of Buyers, to make ordinary course payments under any Debt (other than Subordinated Debt). Each of Administrative Agent, Buyers and Guarantor hereby acknowledge and agree that the payments permitted to be made Guarantor pursuant to this Section 3(b)(xxiii) shall specifically exclude any optional payment with respect to, or early refinancing of, any Debt or Subordinated Debt; (xxiv) Guarantor shall not, either directly or indirectly, without the prior written consent of Administrative Agent, on behalf of Buyers, take, or fail to take, any action that would cause Seller or Guarantor to lose all or any part of its status as an eligible lender, seller, mortgagee or servicer or willfully terminate its status as an eligible lender, seller, mortgagee or servicer; (xxv) Guarantor shall not, directly or indirectly, enter into any transaction with its Affiliates, if any, without the prior written consent of Administrative Agent, on behalf of Buyers, including, without limitation, (a) making any loan, advance, extension of credit or capital contribution to an Affiliate, (b) transferring, selling, pledging, assigning or otherwise disposing of any of its assets to or on behalf of an Affiliate, (c) purchasing or acquiring assets from an Affiliate, or (d) paying management fees to or on behalf of an Affiliate; provided, however, that Guarantor may, without the prior written consent of Administrative Agent, on behalf of Buyers, and provided that an Event of Default is not existing and will not occur as a result thereof, engage in a transaction(s) with any or all of its Affiliates if (i) such transaction is in the ordinary course of Guarantor’s business, and (ii) such transaction is upon fair and reasonable terms no less favorable to Guarantor had Guarantor entered into a comparable arm length’s transaction with a Person which is not an Affiliate; (xxvi) Guarantor shall not attempt to resell, reassign, retransfer or otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber (except pursuant to the Agreement) any of the Purchased Assets or other Purchased Items or any interest therein; (xxvii) Guarantor shall not, without the prior notification to Administrative Agent, on behalf of Buyers, change in any material respect any secondary marketing, underwriting, third party origination and interest rate risk management practices of Guarantor that exist as of the Effective Date; and (xxviii) Guarantor agrees that should Seller, Guarantor or any Affiliate of Seller or Guarantor have entered into prior to the date hereof, or enter into on or after the date hereof, any other transaction and/or agreement with any Person other than Administrative Agent or Buyers or an Affiliate of Administrative Agent or any Buyer which by its terms provides more favorable terms to a buyer, a lender or any other party with respect to such

15 transaction and/or agreement, as applicable, with respect to any financial covenants set forth in Section 3(b)(xviii) or other financial covenants intended to test the creditworthiness of the Guarantor or Seller (a “More Favorable Agreement”), then Guarantor shall provide notice to Administrative Agent, on behalf of Buyers, of such more favorable terms contained in such More Favorable Agreement (including a summary thereof) and the terms of this Guaranty shall be deemed automatically amended to include such more favorable terms contained in such More Favorable Agreement; and (xxix) Guarantor acknowledges that with respect to each Transaction, Seller shall have sold the Purchased Assets and related Purchased Items and Seller shall have granted to Administrative Agent, on behalf of Buyers, a first priority security interest in such assets in the event such Transaction is deemed a loan. Accordingly, Seller and Guarantor shall not grant, create, incur, assume or suffer to exist any lien upon the Purchased Assets or the Purchased Items, other than as granted to Administrative Agent, on behalf of Buyers, in herein and in the Agreement. 4. Reserved. 5. Right of Set-off. Guarantor hereby irrevocably authorizes Administrative Agent, on behalf of Buyers, at any time following a default by Seller or Guarantor in the payment or performance of any of its obligations under this Guaranty or the Agreement, without notice to Guarantor, any such notice being expressly waived by Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent, on behalf of Buyers, or any of its Affiliates to or for the credit of the account of Guarantor, or any part thereof in such amounts as Administrative Agent, on behalf of Buyers, may elect, against and on account of the obligations and liabilities of Guarantor to Administrative Agent, on behalf of Buyers, hereunder, irrespective of whether or not Administrative Agent, on behalf of Buyers, has made any demand for payment. Administrative Agent, on behalf of Buyers, shall notify Guarantor promptly of any such set-off and the application made by Buyer; provided, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Buyer under this Section 5 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which it may have. 6. No Subrogation. Notwithstanding any payment or payments made by Guarantor hereunder or any set-off or application of funds of Guarantor by Administrative Agent, Guarantor shall not be entitled to be subrogated to any of the rights of Administrative Agent or any Buyer against Seller or any other guarantor or any collateral security or guarantee or right of offset held by Administrative Agent for the payment of the Guaranteed Obligations, nor shall Guarantor seek or be entitled to seek any contribution or reimbursement from Seller or any other guarantor in respect of payments of the Guaranteed Obligations made by Guarantor hereunder, until all amounts then owing or due to Administrative Agent and any Buyer by Seller on account of the Guaranteed Obligations are paid in full and the Agreement is terminated. If any payment of the Guaranteed Obligations shall be paid to Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount

16 shall be held by Guarantor in trust for Administrative Agent, on behalf of Buyers, and shall, forthwith upon receipt by Guarantor, be turned over to Administrative Agent in the exact form received by Guarantor (duly indorsed by Guarantor to Administrative Agent, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as Administrative Agent may determine. 7. Amendments, Etc. with Respect to the Guaranteed Obligations. Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against Guarantor and without notice to or further assent by Guarantor, any demand for payment or performance by Guarantor of any of the Guaranteed Obligations made by Administrative Agent may be rescinded by Administrative Agent and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by Administrative Agent, and the Agreement and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as Administrative Agent may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by Administrative Agent or any Buyer for the payment or performance of the Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. Administrative Agent shall not have any obligation to protect, secure, perfect or insure any lien at any time held by it as security for the Guaranteed Obligations or for this Guaranty or any property subject thereto. When making any demand hereunder against Guarantor, Administrative Agent may, but shall be under no obligation to, make a similar demand on Seller or any other guarantor, and any failure by Administrative Agent to make any such demand or to collect any payments from Seller or any such other guarantor or any release of Seller or such other guarantor shall not relieve Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of Administrative Agent against Guarantor. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings. 8. Waiver of Rights. To the extent permitted by applicable law, Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations, and notice of or proof of reliance by Administrative Agent upon this Guaranty or acceptance of this Guaranty; the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty; and all dealings between Seller and Guarantor, on the one hand, and Administrative Agent and/or any Buyer, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty. Guarantor waives diligence, presentment, protest, demand for payment or performance and notice of default or nonpayment to or upon Guarantor and Seller with respect to the Obligations. 9. Guaranty Absolute and Unconditional. Guarantor understands and agrees that this Guaranty shall be construed as a continuing, absolute and unconditional guarantee of the full and punctual payment and performance by Seller of the Guaranteed Obligations only, and is in no way conditioned upon any requirement that Administrative Agent first attempt to collect any of the Obligations from Seller without regard to (a) the validity, regularity or enforceability of

17 the Principal Agreements, any of the Guaranteed Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by Administrative Agent and Buyers, (b) any defense, set-off or counterclaim (other than a defense of payment) which may at any time be available to or be asserted by Seller against Administrative Agent (provided that, for the avoidance of doubt and notwithstanding anything to the contrary herein, for purposes of determining the amount of the Guaranteed Obligations hereunder, Guarantor may assert any defense to payment available to Seller in respect of the Obligations (other than defenses arising solely as the result of a bankruptcy or insolvency proceeding)), or (c) any other circumstance whatsoever (with or without notice to or knowledge of Seller or Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of Seller from the Guaranteed Obligations, or of Guarantor from this Guaranty, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against Guarantor, Administrative Agent may, but shall be under no obligation to, pursue such rights and remedies as it may have against Seller or any other Person or against any collateral security or guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by Administrative Agent to pursue such other rights or remedies or to collect any payments from Seller or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of Seller or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Administrative Agent or any Buyer against Guarantor. This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon Guarantor and the successors and assigns thereof, and shall inure to the benefit of Administrative Agent, and its successors, endorsees, transferees and permitted assigns, until all Guaranteed Obligations shall have been satisfied by payment and/or performance in full and the satisfaction and discharge of the Agreement, notwithstanding that from time to time during the term of the Agreement, Seller may be free from any Guaranteed Obligations. 10. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if, at any time, payment and/or performance, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by Administrative Agent upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Guarantor or Seller or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Guarantor or Seller or any substantial part of its property, or otherwise, all as though such payments and/or such performance had not been made. 11. Payments. Guarantor hereby guarantees that payments hereunder will be paid to Administrative Agent without set-off or counterclaim in U.S. dollars in accordance with the wiring instructions of Administrative Agent. 12. Intent. Guarantor acknowledges and agrees with the provisions set forth in Section 14.18 of the Repurchase Agreement. Guarantor and Administrative Agent intend and acknowledge that (i) this Guaranty is a “master netting agreement” as that term is defined in Section 101(38A) of the Bankruptcy Code, a “repurchase agreement” as that term is defined in Section 101(47)(A) of the Bankruptcy Code and a “securities contract” as that term is defined in Section 741(7)(A) of the Bankruptcy Code and (ii) this Guaranty is “credit enhancement” that is “related to” and provided “in connection with” the Agreement and each transaction thereunder

18 and is within the meaning of Sections 101(38A)(A), 101(47)(A)(v) and 741(7)(A)(xi) of the Bankruptcy Code and is, therefore, (i) a “repurchase agreement” as that term is defined in Section 101(47)(A)(v) of the Bankruptcy Code, (ii) a “securities contract” as that term is defined in Section 741(7)(A)(xi) of the Bankruptcy Code and (iii) a “master netting agreement” as that term is defined in Section 101(38A)(A) of the Bankruptcy Code and payments and transfers under this Guaranty constitute transfers made by, to, or for the benefit of a “financial institution,” “financial participant” or “repo participant” within the meaning of Sections 101(22), 101(22A) and 101(46) of the Bankruptcy Code. It is understood and agreed that any party’s right to cause the termination, liquidation or acceleration of, or to offset net termination values, payment amounts or other transfer obligations arising under or in connection with this Guaranty is in each case a contractual right to cause the termination, liquidation or acceleration of, or to offset net termination values, payment amounts or other transfer obligations arising under or in connection with this Guaranty as described in Sections 555, 559 and 561 of the Bankruptcy Code. Guarantor and Administrative Agent agree that this Guaranty and each of the documents executed by the parties in connection with a Transaction are part of an integrated, simultaneously-closing suite of financial contracts. Guarantor further agrees that it shall not challenge, and hereby waives to the fullest extent available under applicable law its right to challenge, the characterization of this Guaranty, the Repurchase Agreement or any Transaction thereunder as a “master netting agreement,” “repurchase agreement” and/or “securities contract” within the meaning of the Bankruptcy Code. 13. Notices. All notices, requests and other communications provided for herein (including without limitation any modifications of, or waivers, requests or consents under, this Guaranty) shall be given or made in writing (including, without limitation, by electronic transmission, telex or telecopy) and delivered to the addresses: if to Guarantor: Altisource Asset Management Corporation [***] Attention: [***] Telephone No.: [***] Email: [***] if to Administrative Agent: Flagstar Bank FSB [***] Attention: [***] Telephone No.: [***] Email: [***] or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such communications shall be deemed to have been duly given when received by telex or telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

19 14. Severability; Counterparts. This Guaranty may be executed by each of the parties hereto by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm of otherwise verify the validity or authenticity thereof. This Guaranty may be executed in one or more counterparts and by the different parties hereto on separate counterparts, including without limitation counterparts transmitted by facsimile or other electronic transmission, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement. The parties agree that this Guaranty, any documents to be delivered pursuant to this Guaranty and any notices hereunder may be transmitted between them by email and/or by facsimile. 15. Integration. This Guaranty represents the agreement of Guarantor with respect to the subject matter hereof and there are no promises or representations by Administrative Agent relative to the subject matter hereof not reflected herein. 16. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Guarantor and Administrative Agent; provided, that any provision of this Guaranty may be waived by Administrative Agent by a written instrument executed by Administrative Agent. (b) Administrative Agent shall not by any act (except by a written instrument pursuant to Section 16(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Administrative Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Administrative Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Administrative Agent would otherwise have on any future occasion. (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law. 17. Section Headings. The section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

20 18. Successors and Assigns. This Guaranty shall be binding upon the successors and permitted assigns of Guarantor and shall inure to the benefit of Administrative Agent, on behalf of Buyers, and its successors and assigns. This Guaranty may not be assigned by Guarantor without the express written consent of Administrative Agent. 19. Seller’s Financial Condition. Guarantor assumes all responsibility for being and keeping itself informed of Seller’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that Guarantor assumes and incurs hereunder, and agrees that Administrative Agent shall have no duty to advise Guarantor of information known to it regarding such circumstances or risks. 20. Cooperation. Guarantor agrees to execute any and all further documents, instruments and agreements as Administrative Agent from time to time reasonably requests to evidence Guarantor’s obligations hereunder. 21. GOVERNING LAW. THIS GUARANTY SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). 22. SUBMISSION TO JURISDICTION; WAIVERS. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY: (a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY AND THE PRINCIPAL AGREEMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF; (b) CONSENTS AND AGREES THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; (c) CONSENTS AND AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN

21 SECTION 12 OR AT SUCH OTHER ADDRESS OF WHICH EACH OTHER PARTY HERETO SHALL HAVE BEEN NOTIFIED IN WRITING; AND (d) CONSENTS AND AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION. 23. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, ANY OTHER PRINCIPAL AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. [signature page follows]

S-1 Error! No document variable supplied. IN WITNESS WHEREOF, the undersigned has caused this Guaranty Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written. ALTISOURCE ASSET MANAGEMENT CORPORATION, as Guarantor By: ___________________________________ Name: [***] Title: General Counsel Acknowledged and Agreed: FLAGSTAR BANK FSB, as Administrative Agent By:___________________________________ Name: Title: